UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2015

CITIZENS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Citizens Plaza Providence, RI	02903
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (401) 456-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 26, 2015, Citizens Financial Group, Inc. issued a press release reporting fourth quarter and full year 2014 earnings and posted on its website the press release, an earnings release presentation, and a financial supplement. Copies of the press release, earnings release presentation, and financial supplement are being furnished as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1	Citizens Financial Group, Inc. press release dated January 26, 2015

	Exhibit 99.2	Citizens Financial Group, Inc. earnings release presentation issued January 26, 2015

	Exhibit 99.3	Citizens Financial Group, Inc. financial supplement for fourth quarter and full year 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ John Fawcett
John Fawcett
Chief Financial Officer

Date: January 26, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Citizens Financial Group, Inc. press release dated January 26, 2015

99.2	Citizens Financial Group, Inc. earnings release presentation issued January 26, 2015

99.3	Citizens Financial Group, Inc. financial supplement for fourth quarter and full year 2014